ADDENDUM TO LICENSING AGREEMENT

This Addendum dated September __, 2022, is hereby made a part of the Licensing Agreement (hereinafter "Agreement") dated February 15, 2019 and is incorporated therein as though fully set forth.

WHEREAS, the Agreement, paragraph 1(j) provides that the Agreement shall continue for a period of ten (10) years from the date thereof;

WHEREAS, the parties are desirous of extending this ten (10) year period to fifteen (15) years;

NOW THEREFORE BE IT RESOLVED, in consideration of the mutual covenants, promises, warranties and other good and valuable consideration set forth herein, the Parties agree as follows:

In addition to the terms and conditions set forth in the Agreement, the parties agrees to comply with the additional terms and conditions set forth hereinbelow.

1. The Agreement shall now be extended for a period of fifteen (15) years instead of the ten (10) year period stated in paragraph 1(j);

2. In consideration of the extension stated herein, MJNE agrees to pay Highland Brothers, LLC, a Nevada Limited Liability Company, or its designated Assignee, the sum of one hundred fifty thousand dollars ($150,000.00). Said sum shall be paid within ten (10) days of execution of this Addendum.

IN WITNESS WHEREOF, the parties have signed this Addendum on the date set forth above in this Agreement.

Highland Brother, LLC

DocuSigned by:

By: ________________________

CD0B1C28062145B...

The Spartacus Irrevocable Spendthrift Trust-Member

Its: John T. Medlen - Manager

MJ Holdings, Inc.

By: ________________________

Its: